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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                April 17, 1998
                     ------------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           TAVA TECHNOLOGIES, INC.
           --------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


           Colorado                        0-19167               84-1042227
-------------------------------          -----------          ----------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)            File No.)             I. D. Number)


7887 E. Belleview Avenue, Suite 820, Englewood, Colorado              80111
--------------------------------------------------------            ----------
(Address of principal executive offices)                            (zip code)

                                (303) 771-9794
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

     On April 17, 1998, the Company announced certain business developments in a Press Release dated April 17, 1998, which is filed as Exhibit 20.1 hereto and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits.  The following exhibit is filed with this Report:

            20.1 Press Release dated April 17, 1998.



                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       TAVA Technologies, Inc.



Date: April 17, 1998                   By: /s/ John Jenkins
                                           ----------------------------------
                                           John  Jenkins, President and CEO